UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 2, 2004

DEL MONTE FOODS COMPANY

(Exact Name of Registrant as Specified in Charter)

Delaware	001-14335	13-3542950

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

One Market @ The Landmark San Francisco, California		94105
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (415) 247-3000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events and Required FD Disclosure
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURE
Exhibit 1.1

Item 5. Other Events and Required FD Disclosure

               On February 2, 2004, Del Monte Foods Company issued a press release relating to its senior credit facilities. A copy of the press release is attached hereto as Exhibit 1.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (c) Exhibits

          The following exhibit is filed herewith:

Exhibit Number	Description

1.1	Press release issued by Del Monte Foods Company dated February 2, 2004

SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

Del Monte Foods Company

Date: February 2, 2004	By:	/s/ James Potter
		Name:	James Potter
		Title:	Secretary